UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2008 (May 30, 2008)

FREESCALE SEMICONDUCTOR HOLDINGS I, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	333-141128-05	98-0522138
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6501 William Cannon Drive West, Austin, Texas 78735

(Address of principal executive offices, including zip code)

(512) 895-2000

(Registrant’s telephone number, including area code)

NA

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5—Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 30, 2008, the Compensation and Leadership Committee of the Board of Directors of the Company’s indirectly wholly-owned subsidiary, Freescale Semiconductor, Inc., authorized and approved a form of Employment Agreement to be entered into with certain senior executives, including certain named executive officers (the “Form Employment Agreement”). The Form Employment Agreement provides for the annual base salary and initial target bonus for the executive on the date the Employment Agreement is executed.

The Form Employment Agreement also provides that the executive will be eligible to participate in any long-term incentive plans or programs and welfare and other benefit plans established by Freescale Semiconductor, Inc. for its senior officers generally.

The executive is also entitled to severance upon a qualifying termination of employment. The severance prior to a change in control is equal to the executive’s pro-rated bonus plus two times the executive’s annual base salary if the executive is terminated on or prior to December 31, 2009; and one and a half times the executive’s annual base salary if the executive is terminated on or after January 1, 2010. Upon a qualifying termination in connection with a change in control, the executive is entitled to severance equal to the executive’s pro-rated bonus plus two times the executive’s annual base salary and target bonus. In addition, Freescale Semiconductor, Inc. will provide a gross-up payment to the executive under certain circumstances with respect to excise taxes resulting from parachute payments received by the executive upon a qualifying termination following a change in control.

The Form Employment Agreement also includes a release of claims and non-competition and non-solicitation covenants by the executive for a two-year period following termination of employment with Freescale Semiconductor, Inc.

The Form Employment Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Form Employment Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREESCALE SEMICONDUCTOR
HOLDINGS I, LTD.

	By:	/s/ Daryl Raiford
	Name:	Daryl Raiford
	Title:	Vice President & Assistant Secretary

Date: June 5, 2008

Exhibit Index

Exhibit Number	Description
10.1	Form Employment Agreement

4